Deloitte & Touche LLP                                            Exhibit 23(e)1
191 Peachtree Street, NE
Suite 1500
Atlanta, Georgia 30303-1924                                         Deloitte
                                                                    & Touche




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-45069 of Mississippi Power Company on Form S-3, of our reports dated February 17, 2003, appearing in this Annual Report on Form 10-K of Mississippi Power Company for the year ended December 31, 2002.


/s/Deloitte & Touche LLP

Deloitte & Touche LLP
Atlanta, Georgia
March 7, 2003